NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED JULY 31, 2024

TO PROSPECTUSES

Nuveen Multistate Trust I

Prospectus dated September 29, 2023

Nuveen Multistate Trust II

Prospectus dated June 28, 2024

Nuveen Multistate Trust III

Prospectus dated September 29, 2023

Nuveen Multistate Trust IV

Prospectus dated September 29, 2023

Nuveen Investment Trust

Prospectus dated October 31, 2023

Nuveen Investment Trust II

Prospectus dated October 31, 2023

Prospectuses dated November 30, 2023

Prospectus dated December 29, 2023

Nuveen Investment Trust III

Prospectus dated December 29, 2023

Nuveen Investment Trust V

Prospectus dated December 29, 2023

Prospectus dated May 1, 2024

Nuveen Investment Funds, Inc.

Prospectus dated September 29, 2023

Prospectus dated December 29, 2023

Prospectus dated February 29, 2024

Prospectus dated May 1, 2024

1.	The section “PFS Investments Inc. (“PFSI”)” in each Appendix is deleted and replaced with the following:

PFS INVESTMENTS INC. (“PFSI”)

Policies Regarding Transactions Through PFSI

The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

Share Classes

●	Class A shares are available only to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.

Breakpoints

●	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation (“ROA”)

●

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Nuveen-sponsored mutual funds held by the shareholder on the PSS Platform.

●

It is the shareholder’s responsibility to inform PFSI of all eligible Nuveen-sponsored mutual fund assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Nuveen Fund purchased with a sales charge. No shares of Nuveen-sponsored mutual funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Nuveen Fund purchased on the PSS platform.

●

Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

●	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares multiplied by Fund NAV).

Letter of Intent (“LOI”)

●

By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

●

Only holdings of Nuveen-sponsored mutual funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Nuveen-sponsored mutual funds on the PSS platform, or other facts qualifying the purchaser for this discount.

●

Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

●

If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●

Shares purchased with the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

●

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

2.	The third and fourth paragraphs of the section “Class A Sales Charge Waivers Available Only Through Specified Intermediaries” are deleted and replaced with the following:

As described in the prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

TD Ameritrade, Inc.

TD Ameritrade Clearing, Inc.

TIAA-CREF Individual & Institutional Services, LLC

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-PROSUP-0724P